Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-3574 - PremierSolutions Standard
HV-5244 - PremierSolutions Standard (Series II)
HV-5776 - PremierSolutions Cornerstone
HV-5795 - PremierSolutions Standard (Series A)
HV-6775 - PremierSolutions Cornerstone (Series II)
HV-6779 - PremierSolutions Standard (Series A-II)

Supplement dated October 16, 2026 to Prospectuses dated May 1, 2026

This supplement is regarding The Hartford High Yield Fund (“Fund”) in the above-referenced product prospectuses.

As described in a prior Fund supplement, at a meeting held on May 19-20, 2026, the Board of Directors of The Hartford Mutual Funds, Inc. approved the conversion of the Fund into a newly created exchange-traded fund, pursuant to an Agreement and Plan of Reorganization and Liquidation (“Conversion”).

The Conversion is anticipated to occur after the close of trading on October 16, 2026, or at such later date as determined by The Hartford Mutual Funds, Inc. (“Conversion Date”).

You may choose a new subaccount to invest your account value in prior to the Conversion Date to avoid the automatic transfer of your account value as described below.

If you were invested in the Fund and did not transfer your account value out of the Fund—or your Plan did not transfer you to a new investment under the terms of your Plan, if applicable—your shares were sold on October 15, 2026, at that day’s price, and we purchased shares of the American Century Investments® U.S. Government Money Market Fund - A Class on your behalf. You may transfer out of the American Century Investments® U.S. Government Money Market Fund.

There are no penalties or restrictions applied to any transfer related to this fund conversion.

If you would like a second copy of the above-referenced product Prospectuses, or of the Fund prospectus, or if you would like to complete a transfer or request a transfer form, please call 1-844-804-8989.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-52